Exhibit 99.3

EXECUTION COPY

NINTH AMENDMENT

TO THE AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

NINTH AMENDMENT, dated as of November 7, 2013 (this “Amendment”), to the Amended and Restated Loan and Security Agreement dated as of November 5, 2007 (as amended prior to the date hereof, the “Loan Agreement”), by and among (i) LSB INDUSTRIES, INC., a Delaware corporation (the “Parent”), Consolidated Industries Corp., an Oklahoma corporation (“Consolidated Industries” and together with the Parent, each a “Guarantor” and collectively, the “Guarantors”), THERMACLIME, L.L.C., an Oklahoma limited liability company (“ThermaClime”), and each of the Subsidiaries of ThermaClime identified on the signature pages thereof (such Subsidiaries, together with ThermaClime, each a “Borrower”, and collectively, the “Borrowers”), (ii) the lenders identified on the signature pages thereof (each a “Lender” and collectively the “Lenders”), and (iii) WELLS FARGO CAPITAL FINANCE, INC., a California corporation formerly known as Wells Fargo Foothill, Inc., as the arranger and administrative agent for the Lenders (the “Agent”).

WHEREAS, the Agent had agreed to release its security interests in certain assets pursuant to a Partial Release dated as of November 5, 2007 (the “Partial Release”) by and among the Parent, Northwest Financial Corporation, The Climate Control Group, Inc., Cepolk Holdings, Inc. f/k/a ThermalClime, Inc. and the Agent;

WHEREAS, the Agent and UMB Bank, N.A., in its capacity as collateral agent under the Notes Documents (as defined in the Intercreditor Agreement mentioned hereinafter) have entered into an Intercreditor Agreement dated on or about the date hereof (the “Intercreditor Agreement”);

WHEREAS, pursuant to the Eighth Amendment (as defined in the Loan Agreement) and the Intercreditor Agreement, the Borrowers and the Guarantors have agreed to grant the Agent an additional security interest in all assets (other than the Excluded Property, as defined in the Intercreditor Agreement and the other excluded assets as described in this Amendment) of each Borrower and Guarantor, including but not limited to any assets previously released by the Agent pursuant to the Partial Release;

WHEREAS, the Ninth Amendment will become effective concurrently with the Eighth Amendment;

WHEREAS, the Borrowers, the Guarantors, the Lenders, and the Agent desire to enter into this Amendment so as to amend the Loan Agreement as set forth herein subject to the terms and conditions hereof; and

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1. Capitalized Terms. All capitalized terms used in this Amendment (including, without limitation, in the recitals hereto) and not otherwise defined shall have their respective meanings set forth in the Loan Agreement.

2. New Definitions. Section 1.1 of the Loan Agreement is hereby amended by adding the following defined terms in proper alphabetical order:

““Excluded LSB Accounts” means the Parent’s investment and bank accounts set forth on Annex I to the Ninth Amendment.”

““Intercreditor Agreement” means that certain Intercreditor Agreement dated as of August 7, 2013 by and between the Agent and UMB Bank, N.A., in its capacity as collateral agent under the Notes Documents (as defined therein).”

““Ninth Amendment” means that certain Ninth Amendment to the Amended and Restated Loan and Security Agreement, dated as of November     , 2013 among the Parent, Consolidated Industries, the Borrowers, the Lenders and the Agent.”

““Ninth Amendment Effective Date” means the date that all of the conditions set forth in Section 12 of the Ninth Amendment shall be satisfied (or waived by the Agent in its sole discretion).”

““Notes Priority Collateral” has the meaning set forth in the Intercreditor Agreement.”

““Partial Release” means that certain Partial Release dated as of November 5, 2007 by and among the Parent, Northwest Financial Corporation, The Climate Control Group, Inc., Cepolk Holdings, Inc. f/k/a ThermaClime, Inc. and the Agent.”

3. Account Debtor. The definition of “Account Debtor” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

““Account Debtor” means any Person who is or who may become obligated under, with respect to, or on account of, an Account, chattel paper, or a General Intangible constituting Collateral.”

4. Collateral. The definition of “Collateral” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

““Collateral” means all of each Borrower’s and each Guarantor’s now owned or hereafter acquired right, title, and interest in and to each of the following:

(a) Accounts,

(b) Books,

(c) General Intangibles,

(d) Inventory,

(e) Investment Property,

(f) Negotiable Collateral,

(g) money or other assets of each such Borrower or such Guarantor that arise from or relate to Accounts, Books, General Intangibles and Inventory and that now or hereafter come into the possession, custody, or control of any member of the Lender Group,

(h) Equipment, and

(i) any other Notes Priority Collateral (other than Notes Priority Collateral consisting of Real Property), and

(j) the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all Accounts, Books, General Intangibles, Inventory, Investment Property, Negotiable Collateral, money, deposit accounts, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

Notwithstanding the foregoing or anything herein or in any Loan Document to the contrary, Collateral shall not include (x) any Excluded Property (as defined in the Intercreditor Agreement), (y) the proceeds of the LSB Notes and (z) any Excluded LSB Accounts, so long as such accounts are used solely to hold such proceeds of the LSB Notes.”

5. Collections. The definition of “Collections” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

““Collections” means all cash, checks, notes, instruments, and other items of payment (including insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds) of Borrowers, in each case either constituting Collateral or in respect of Collateral.”

6. Investment Property. The definition of “Investment Property” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

““Investment Property” means all of Borrowers’ now owned or hereafter acquired right, title, and interest with respect to “investment property” as that term is defined in the Code (but excluding the Stock and ownership interests of EDN and its Subsidiaries), and any and all supporting obligations in respect thereof.”

7. Section 2.4(b)(vii). Section 2.4(b)(vii) of the Loan Agreement is hereby added as a new section immediately following Section 2.4(b)(vi), to read as follows:

“(vii) Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, all proceeds from the sale or other disposition of, or in connection with any casualty or loss of, any Notes Priority Collateral shall be applied, first, by the Borrowers and Guarantors in accordance with the terms of the Notes Documents and the Indenture (as such terms are defined in the Intercreditor Agreement), second, upon the payment in full of the LSB Notes, to the Obligations in accordance with Section 2.4(b)(i), subject to the terms of the Intercreditor Agreement.”

8. Section 4. Section 4 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“4. CREATION OF SECURITY INTEREST.

4.1 Grant of Security Interest.

(a) Each Borrower and Guarantor hereby grants to Agent, for the benefit of the Lender Group, a continuing security interest in all of its right, title, and interest in all currently existing and hereafter acquired or arising Collateral in order to secure prompt repayment of any and all of the Obligations in accordance with the terms and conditions of the Loan Documents and in order to secure prompt performance by the Borrowers and the Guarantors of each of their covenants and duties under the Loan Documents. The Agent’s Liens in and to the Collateral shall attach to all Collateral without further act on the part of Agent, the Borrowers or the Guarantors. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, except for Permitted Dispositions and as otherwise permitted in Sections 7.3 and 7.4 of this Agreement, the Borrowers and the Guarantors have no authority, express or implied, to dispose of any item or portion of the Collateral.

(b) Each of the Borrowers hereby confirms, ratifies and reaffirms that the Liens granted to the Agent immediately prior to the Ninth Amendment Effective Date pursuant to the Original Loan Agreement (as amended hereby), in all of its right, title, and interest in all then existing and thereafter acquired or arising Collateral in order to secure prompt repayment of any and all of the Obligations in accordance with the terms and conditions of the Loan Documents and in order to secure prompt performance by the Borrowers of each of their covenants and duties under the Loan Documents are continuing and are and shall remain unimpaired and continue to constitute fully perfected, first priority Liens in favor of Agent (subject only to (i) Permitted Liens, (ii) Liens on the Notes Priority Collateral securing the LSB Notes and (iii) the filing of financing statements and other recordations with the United States Patent and Trademark Office), for the benefit of the Lender Group, with the same force, effect and priority (except as stated herein) in effect both immediately prior to and after entering into this Agreement and the other Loan Documents entered into on or as of the Closing Date. Each of the Borrowers and Guarantors hereby confirms and agrees that such Liens attach to all currently existing and hereafter acquired or arising Collateral in order to secure the prompt repayment of any and all of the Obligations in accordance with the terms and conditions of the Loan Documents (as defined herein) and in order to secure the prompt performance by the Borrowers and the Guarantors of each of their covenants and duties under the Loan Documents. The Agent’s Liens in and to the Collateral have attached and continue to attach to all such Collateral without further act on the part of Agent, the Borrowers or the Guarantors. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, except for Permitted Dispositions or as otherwise permitted in Sections 7.3 and 7.4 of this Agreement, the Borrowers and the Guarantors have no authority, express or implied, to dispose of any item or portion of the Collateral.

(c) Notwithstanding the Partial Release, each of the Borrowers and the applicable Guarantors hereby confirms, ratifies and affirms that a continuing security interest in all of its right, title, and interest in all currently existing and hereafter acquired or arising Collateral is granted again to the Agent, for the benefit of the Lender Group.

(d) Any grant of security interest in favor of the Agent pursuant to this Section 4.1 is a supplement to, and not a novation of, any existing security interests granted by any Borrower or any Guarantor in favor of the Agent, which remain in full force and effect.

(e) Upon payment in full of all outstanding obligations (including all principal and interest) under the LSB Notes, the Agent hereby agrees to release its security interest in and Liens on the Collateral constituting Notes Priority Collateral and Agent will, at the Borrowers’ expense, execute and deliver any lien releases, mortgage releases, UCC termination statements and other similar discharge and release documents deemed necessary by the Borrowers to effect or evidence such release of any such Liens on the Notes Priority Collateral.

4.2 Negotiable Collateral. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, and if and to the extent that perfection or priority of Agent’s security interest is dependent on or enhanced by possession, the applicable Borrower or applicable Guarantor, immediately upon the request of Agent, shall endorse and deliver physical possession of such Negotiable Collateral to Agent.

4.3 Collection of Accounts, General Intangibles, and Negotiable Collateral. At any time after the occurrence and during the continuation of an Event of Default, Agent or Agent’s designee may (a) notify Account Debtors of the Borrowers or the Guarantors that the Accounts, chattel paper, or General Intangibles constituting Collateral have been assigned to Agent or that Agent has a security interest therein, or (b) collect the Accounts, chattel paper, or General Intangibles constituting Collateral directly and charge the collection costs and expenses to the Loan Account. Each Borrower and each Guarantor agrees that it will hold in trust for the Lender Group, as the Lender Group’s trustee, any Collections that it receives and immediately will deliver said Collections to Agent or a Cash Management Bank in their original form as received by the applicable Borrower or applicable Guarantor.

4.4 Filing of Financing Statements; Delivery of Additional Documentation Required.

(a) Each Borrower and each Guarantor authorizes Agent to file any financing statement required hereunder, and any continuation statement or amendment with respect thereto, in any appropriate filing office without the signature of such Borrower or such Guarantor where permitted by applicable law. Each Borrower and each Guarantor hereby ratifies the filing of any financing statement, and any continuation statement or amendment with respect thereto, filed without the signature of such Borrower or such Guarantor prior to the date hereof. Agent shall endeavor to promptly deliver to Administrative Borrower a copy of each such financing statement so filed by Agent.

(b) [Intentionally omitted].

(c) At any time upon the request of Agent, the Borrowers and the Guarantors shall execute and deliver to Agent any and all financing statements, original financing statements in lieu of continuation statements, amendments to financing statements, fixture filings, security agreements, pledges, assignments, endorsements of certificates of title, and all other documents (collectively, the “Additional Documents”) that Agent may request in its Permitted Discretion, in form and substance satisfactory to Agent, to create and perfect and continue perfected or better perfect the Agent’s Liens in the Collateral (whether now owned or hereafter arising or acquired, tangible or intangible, real or personal), and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents. To the maximum extent permitted by applicable law, each Borrower and each Guarantor authorizes Agent to execute any such Additional Documents in the applicable Borrower’s or Guarantor’s name and authorizes Agent to file such executed Additional Documents in any appropriate filing office. To the maximum extent permitted by applicable law, each Borrower and each Guarantor authorizes the filing of any such Additional Documents without the signature of such Borrower or such Guarantor in any appropriate filing office. In addition, on such periodic basis as Agent shall require, the Borrowers and the Guarantors shall (i) provide Agent with a report of all new patentable, copyrightable, or trademarkable materials acquired or generated by the Borrowers or the Guarantors during the prior period, (ii) cause all patents, copyrights, and trademarks acquired or generated by the Borrowers or the Guarantors that are not already the subject of a registration with the appropriate filing office (or an application therefor diligently prosecuted) to be registered with such appropriate filing office in a manner sufficient to impart constructive notice of such Borrower’s or such Guarantor’s ownership thereof, and (iii) cause to be prepared, executed, and delivered to Agent supplemental schedules to the applicable Loan Documents to identify such patents, copyrights, and trademarks as being subject to the security interests created thereunder.

4.5 Power of Attorney. Each Borrower and each Guarantor hereby irrevocably makes, constitutes, and appoints Agent (and any of Agent’s officers, employees, or agents designated by Agent) as such Borrower’s or such Guarantor’s true and lawful attorney, with power to (a) if such Borrower or such Guarantor refuses to, or fails timely to execute and deliver any of the documents described in Section 4.4, sign the name of such Borrower or such Guarantor on any of the documents described in Section 4.4, (b) at any time that an Event of Default has occurred and is continuing, sign such Borrower’s or such Guarantor’s name on any invoice or bill of lading relating to the Collateral, drafts against Account Debtors, or notices to Account Debtors, (c) send requests for verification of Accounts, (d) endorse such Borrower’s or such Guarantor’s name on any Collection item that may come into the Lender Group’s possession, (e) at any time that an Event of Default has occurred and is continuing, make, settle, and adjust all claims under such Borrower’s or such Guarantor’s policies of property insurance and make all determinations and decisions with respect to such policies of insurance, and (f) at any time that an Event of Default has occurred and is continuing, settle and adjust disputes and claims respecting the Accounts, chattel paper, or General Intangibles constituting Collateral directly with Account Debtors, for amounts and upon terms that Agent determines to be reasonable, and Agent may cause to be executed and delivered any documents and releases that Agent determines to be necessary. The appointment of Agent as each Borrower’s and each Guarantor’s attorney, and each and every one of its rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully and finally repaid and performed and the Lender Group’s obligations to extend credit hereunder are terminated.

4.6 Right to Inspect. Agent and each Lender (through any of their respective officers, employees, or agents) shall have the right, from time to time hereafter to inspect the Books and to check, test, and appraise the Collateral in order to verify Borrowers’ and Guarantors’ financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral.

4.7 Control Agreements. Each Borrower and each Guarantor agrees that it will not transfer any Collateral out of any Securities Accounts or deposit accounts subject to a Cash Management Agreement to another securities intermediary or depository, unless each of the applicable Borrower, applicable Guarantor, Agent, and the substitute securities intermediary or depository have entered into a Control Agreement. Upon the occurrence and during the continuance of an Event of Default, Agent may notify any securities intermediary or depository to liquidate the applicable Securities Account or depository account subject to a Cash Management Agreement or any related Investment Property constituting Collateral maintained or held thereby and remit the proceeds thereof to the Agent’s Account for application to the Obligations in accordance with the terms of the Loan Documents. Each Borrower and each Guarantor hereby agrees to take any or all action that Agent requests in order for Agent to obtain control in accordance with Sections 9-104, 9-105, 9-106 and 9-107 of the Code with respect to any Collateral constituting Securities Accounts, deposit accounts, electronic chattel paper and Investment Property. No arrangement contemplated hereby or by a Control Agreement in respect of any Collateral constituting Securities Accounts, Investment Property, deposit accounts or electronic paper shall be modified by any Borrower or Guarantor without the prior written consent of Agent.”

9. Section 5.9(e). Section 5.9(e) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(e) The Agent’s Liens granted by ThermaClime and its applicable Subsidiaries are validly created, perfected, and first priority Liens (subject only to (i) Permitted Liens, (ii) Liens on the Notes Priority Collateral securing the LSB Notes and (iii) the filing of financing statements and other recordations with the United States Patent and Trademark Office).”

10. Section 7.4(b). Section 7.4(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(b) notwithstanding anything to the contrary contained herein, any Borrower and any of its respective Subsidiaries, any Guarantor and Cherokee may sell, transfer or otherwise dispose of any Notes Priority Collateral owned by such Person so long as such disposition is permitted under the Notes Documents or the Indenture (as such terms are defined in the Intercreditor Agreement) or if the requisite holders of the LSB Notes otherwise consents to such sale or disposition; and”

11. Priority of Liens. Notwithstanding anything to the contrary in any Loan Document, it is understood and agreed that, in accordance with the Intercreditor Agreement, the Agent’s Liens granted by ThermaClime and its applicable Subsidiaries are first priority liens with respect to the ABL Priority Collateral (as defined in the Intercreditor Agreement) and second priority liens with respect to the Notes Priority Collateral, in each case subject to Permitted Liens.

12. Conditions Precedent. The effectiveness of this Amendment is subject to the fulfillment, in a manner satisfactory to the Agent, of each of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the “Ninth Amendment Effective Date”):

(a) Representations and Warranties; No Event of Default. The representations and warranties contained herein, in Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant hereto on or prior to the Ninth Amendment Effective Date (as updated prior to the date hereof in accordance with the Loan Agreement) shall be correct in all material respects on and as of the Ninth Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties (or any schedules related thereto) expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such date); and after giving effect to the amendments, consents and waivers set forth herein, no Default or Event of Default shall have occurred and be continuing on the Ninth Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(b) Delivery of Documents. The Agent shall have received on or before the Ninth Amendment Effective Date the following, each in form and substance satisfactory to the Agent and, unless indicated otherwise, dated the Ninth Amendment Effective Date:

(i) counterparts of this Amendment duly executed by the Borrowers, the Guarantors, the Agent and the Lenders.

13. Representations and Warranties. Each Borrower, and only with respect to parts (b) and (c) below, Parent and Consolidated Industries, hereby represents and warrants to the Agent and the Lenders as follows:

(a) Representations and Warranties; No Event of Default. The representations and warranties herein, in Section 5 of the Loan Agreement (as updated prior to the date hereof in accordance with the Loan Agreement), and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant hereto on or prior to the Ninth Amendment Effective Date are correct in all material respects on and as of the Ninth Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties (or any schedules related thereto) expressly relate solely to an earlier date (in which case such representations and warranties are true and correct in all material respects on and as of such date); and after giving effect to the amendments, consents and waivers set forth herein, no Default or Event of Default has occurred and is continuing on the Ninth Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(b) Organization, Good Standing, Etc. Parent, Consolidated Industries and each Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization, (ii) has all requisite power and authority to execute, deliver and perform this Amendment and the other Loan Documents to which it is a party being executed in connection with this Amendment, and to perform its respective obligations under the Loan Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where the failure to be so qualified reasonably could not be expected to have a Material Adverse Change.

(c) Authorization, Etc. The execution, delivery and performance by each Borrower, Parent and Consolidated Industries of this Amendment, and the performance by each Borrower, Parent and Consolidated Industries of the Loan Agreement and the other Loan Documents to which it is a party, each as amended hereby, (i) have been duly authorized by all necessary action on the part of such Borrower, Parent or Consolidated Industries, (ii) do not and will not contravene such Borrower’s, Parent’s or Consolidated Industries’ charter or by-laws, any applicable law or any material contractual restriction binding on it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

14. Miscellaneous.

(a) Continued Effectiveness of the Loan Agreement. Except as otherwise expressly provided herein, the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Ninth Amendment Effective Date (i) all references in the Loan Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment, and (ii) all references in the other Loan Documents to which any Borrower is a party to the “Loan Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment, modification or waiver of any right, power or remedy of the Lender under the Loan Agreement or any other Loan Document, nor constitute an amendment of any provision of the Loan Agreement or any other Loan Document.

(b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

(c) Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d) Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

(e) Costs and Expenses. The Borrowers jointly and severally agree to pay on demand all reasonable fees, costs and expenses of the Agent and each Lender in connection with the preparation, execution and delivery of this Amendment and the other related agreements, instruments and documents.

(f) Amendment as Loan Document. Each Borrower hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement (i) if any representation or warranty made by a Borrower under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made or (ii) if Borrowers fail to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in this Amendment.

(g) General Release. Each Borrower and Guarantor hereby acknowledges and agrees that no Borrower or Guarantor has, as of the date of this Amendment, any defense, counterclaim, offset, cross-complaint, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of its liability to repay the obligations or to seek affirmative relief or damages of any kind or nature from the Agent, any member of the Lender Group or any other Lender-Related Persons. Each Borrower and Guarantor hereby voluntarily and knowingly releases and forever discharges the Agent, each member of the Lender Group, the other Lender-Related Persons and each of their respective predecessors, agents, employees, attorneys, successors and assigns (collectively, the “Released Parties”) from all possible claims, demands, actions, causes of action, damages, costs, expenses and liabilities whatsoever, whether known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent or conditional, or at law or in equity, in any case originating in whole or in part on or before the date this Amendment is executed that any Borrower or Guarantor may now or hereafter have against the Released Parties, if any, irrespective of whether any such claims arise out of contract, tort, violation of law or regulations, or otherwise, and that arise from any Loans, the exercise of any rights and remedies under the Loan Agreement or other Loan Documents, and/or negotiation for and execution of this Amendment, including, without limitation, any contracting for, charging, taking, reserving, collecting or receiving interest in excess of the highest lawful rate applicable.

(h) Waiver of Jury Trial. EACH BORROWER, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

Parent:

LSB INDUSTRIES, INC.,
a Delaware corporation

By:	/s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Executive Vice President

Consolidated Industries:

CONSOLIDATED INDUSTRIES CORP., an Oklahoma corporation

By:	/s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Executive Vice President

Borrowers:

THERMACLIME, L.L.C., an Oklahoma limited liability company

By:	/s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Executive Vice President

CHEROKEE NITROGEN COMPANY, an Oklahoma corporation

By:	/s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Executive Vice President

[Ninth Amendment]

CLIMATE MASTER, INC.,
a Delaware corporation

By:	/s/ Tony M. Shelby

Name: Tony M. Shelby
Title: Executive Vice President

CLIMATECRAFT, INC.,
an Oklahoma corporation

By:	/s/ Tony M. Shelby

Name: Tony M. Shelby
Title: Executive Vice President

CLIMACOOL, CORP.,
an Oklahoma corporation

By:	/s/ Tony M. Shelby

Name: Tony M. Shelby
Title: Executive Vice President

INTERNATIONAL ENVIRONMENTAL CORPORATION, an Oklahoma corporation

By:	/s/ Tony M. Shelby

Name: Tony M. Shelby
Title: Executive Vice President

THERMACLIME TECHNOLOGIES, INC., an Oklahoma corporation

By:	/s/ Tony M. Shelby

Name: Tony M. Shelby
Title: Executive Vice President

[Ninth Amendment]

KOAX CORP., an Oklahoma corporation

By:	/s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Executive Vice President

LSB CHEMICAL CORP., an Oklahoma corporation

By:	/s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Executive Vice President

XPEDIAIR, INC., an Oklahoma corporation.

By:	/s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Executive Vice President

EL DORADO CHEMICAL COMPANY, an Oklahoma corporation

By:	/s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Executive Vice President

CHEMEX I CORP., an Oklahoma corporation

By:	/s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Executive Vice President

[Ninth Amendment]

TRISON CONSTRUCTION, INC., an Oklahoma corporation

By:	/s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Executive Vice President

EDC AG PRODUCTS COMPANY L.L.C., an Oklahoma limited liability company

By:	/s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Executive Vice President

EL DORADO AMMONIA L.L.C., an Oklahoma limited liability company

By:	/s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Executive Vice President

[Ninth Amendment]

Guarantors:

NORTHWEST FINANCIAL CORPORATION,
an Oklahoma corporation

By:	/s/ Tony M. Shelby

Name: Tony M. Shelby
Title: Executive Vice President

THE CLIMATE CONTROL GROUP, INC., an Oklahoma corporation

By:	/s/ Tony M. Shelby

Name: Tony M. Shelby
Title: Executive Vice President

CEPOLK HOLDINGS INC., an Oklahoma corporation

By:	/s/ Tony M. Shelby

Name: Tony M. Shelby
Title: Executive Vice President

[Ninth Amendment]

Agent and Lender:

WELLS FARGO CAPITAL FINANCE, INC., a California corporation, as Agent and Lender

By:	/s/ Matt Mouledous

Name: Matt Mouledous
Title: VP

[Ninth Amendment]

Annex I

LSB INDUSTRIES, INC.

EXEMPT INVESTMENT/BANK ACCOUNTS

Account #	Account Name	Account Location
5S4-01030-1-9-EMT	LSB Industries, Inc.	Merrill Lynch, Pierce, Fenner & Smith Incorporated P O Box 2010 Lakewood, NJ 08701

5S4-04K92-1-8-EMT	LSB Industries, Inc. EDC Ammonia Plant Construction Funds	Merrill Lynch, Pierce, Fenner & Smith Incorporated P O Box 2010 Lakewood, NJ 08701

422310	LSB Industries, Inc. EDC Ammonia Plant Construction Funds	Bank of America, NA Mail Code NC1-004-03-06 200 N College St Charlotte, NC 28255

1BA12393	LSB Industries, Inc.	Wells Fargo Securities, LLC 608 Second Avenue South, 10th Floor Minneapolis, MN 55479

250679250	LSB Industries, Inc.	JPMorgan Chase Bank, N.A. PO Box 25848 Oklahoma City, OK 73125